UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2007

YANKEE HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-141699-05	20-8304743
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16 YANKEE CANDLE WAY

SOUTH DEERFIELD,

MASSACHUSETTS 01373

(413) 665-8306

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Bruce H. Besanko, the Senior Vice President, Finance and Chief Financial Officer of The Yankee Candle Company, Inc. (the “Company”), a wholly owned subsidiary of Yankee Holding Corp, has notified the Company that he is resigning his position in order to accept a position with another company. Mr. Besanko is expected to depart by the end of July, 2007. The Company has issued a press release announcing Mr. Besanko’s planned departure, a copy of which is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 11, 2007

YANKEE HOLDING CORP.
(Registrant)

/s/ Craig W. Rydin
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated July 11, 2007